UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 16, 2008

MONOLITHIC POWER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6409 Guadalupe Mines Road

San Jose, California 95120

(Address of principal executive offices) (Zip Code)

(408) 826-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2008, the Compensation Committee of the Board of Directors of Monolithic Power Systems, Inc. (the “Company”) approved certain amendments to the employment contracts for its executive officers designed to, among other things, ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

In addition, the employment contracts were revised as follows:

•

Employment contract for Michael Hsing: Mr. Hsing’s employment contract was revised to provide that in the event that any severance payment and other benefits payable to Mr. Hsing constitute “parachute payments” under Section 280G of the Code and would be subject to the applicable excise tax, the Company will pay Mr. Hsing a “gross-up” payment sufficient to pay the excise tax and any additional federal or state taxes arising from such payments.

•

Employment contracts for C. Richard Neely, Jr., Maurice Sciammas, Deming Xiao, Adriana Chiocchi and Paul Ueunten: The individual employment contracts for C. Richard Neely, Jr., Maurice Sciammas, Deming Xiao, Adriana Chiocchi and Paul Ueunten were revised to provide that in the event that any severance payment and other benefits payable to such persons constitute “parachute payments” under Section 280G of the Code and would be subject to the applicable excise tax, the Company will pay such persons a “gross-up” payment sufficient to pay the excise tax. The payment of any additional excise tax and any additional federal, state or other taxes arising from the payment made by the Company pursuant to the previous sentence will be the sole responsibility of C. Richard Neely, Jr., Maurice Sciammas, Deming Xiao, Adriana Chiocchi and Paul Ueunten.

The amendments will take effect on the date they are executed. The amendments to such employment contracts are attached hereto as Exhibits 10.1 – 10.6.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement with Michael Hsing

10.2	Amendment to Employment Agreement with C. Richard Neely, Jr.

10.3	Amendment to Employment Agreement with Maurice Sciammas

10.4	Amendment to Employment Agreement with Deming Xiao

10.5	Amendment to Employment Agreement with Adriana Chiocchi

10.6	Amendment to Employment Agreement with Paul Ueunten

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement with Michael Hsing

10.2	Amendment to Employment Agreement with C. Richard Neely, Jr.

10.3	Amendment to Employment Agreement with Maurice Sciammas

10.4	Amendment to Employment Agreement with Deming Xiao

10.5	Amendment to Employment Agreement with Adriana Chiocchi

10.6	Amendment to Employment Agreement with Paul Ueunten

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 19, 2008	By:	/s/ C. Richard Neely, Jr.
C. Richard Neely, Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)